Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2017

	Historical Pareteum	Artilium	iPass	Pro Forma Adjustments [Note1]	Pro Forma Condensed Combined
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$13,737,675	$3,499,113	$5,159,000	$(18,467,248)	$3,928,540
Accounts receivable, net	2,058,284	3,643,330	8,717,000	—	14,418,614
Prepaid expenses and other current assets	900,369	134,312	2,353,000	—	3,387,681
Total current assets	16,696,328	7,276,755	16,229,000	(18,467,248)	21,734,835
Investments	3,230,208	6,596,487	—	(9,826,695)	—
Property and equipment, net	4,713,710	545,494	1,334,000	—	6,593,204
Note receivable	594,520	—	—	—	594,520
Intangible assets	—	3,749,141	—	—	3,749,141
Other assets	91,267	—	840,000	—	931,267
Goodwill	—	20,549,865	—	102,443,693	122,993,558
TOTAL ASSETS	$25,326,033	$38,717,742	$18,403,000	$74,149,750	$156,596,525
LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accounts payable and customer deposits	$1,978,726	$2,561,518	$9,044,000	$—	$13,584,244
Other current liabilities	5,250,130	119,986	3,734,000	—	9,104,116
Deferred revenue – current	242,986	1,974,840	3,723,000	—	5,940,826
Convertible notes	66,000	—	—	—	66,000
Loans payable	—	11,999	—	—	11,999
Total current liabilities	7,537,842	4,668,343	16,501,000	—	28,707,185
Long-term liabilities
Derivative liabilities	1,597,647	—	—	—	1,597,647
Deferred tax liabilities	—	314,282	—	—	314,282
Deferred revenue – long-term	—	3,736,098	102,000	—	3,838,098
Other long term liabilities	769,011	835,715	1,009,000	—	2,613,726
Total current and long-term liabilities	9,904,500	9,554,438	17,612,000	—	37,070,938
Stockholder’s equity:
Preferred shares	—	—	—	—	—
Common stock	321,271,437	23,484,192	71,000	90,352,062	435,178,691
Additional paid in capital	—	62,201,296	226,490,000	(288,691,296)	—
Treasury stock	—	(2,458,068)	—	2,458,068	—
Accumulated other comprehensive loss	(6,306,691)	3,141,281	—	(3,141,281)	(6,306,691)
Accumulated deficit	(299,543,213)	(57,205,397)	(225,770,000)	273,172,197	(309,346,413)
Total stockholder’s equity	15,421,533	29,163,304	791,000	74,149,750	119,525,587
TOTAL LIABILITIES AND EQUITY	$25,326,033	$38,717,742	$18,403,000	$74,149,750	$156,596,525

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Pro Forma Adjustments

Note 1 Artilium

Common stock	23,484,192
Additional paid-in capital	62,201,296
Treasury stock		2,458,068
Accumulated other comprehensive gain (loss)	3,141,281
Accumulated deficit		57,205,397
Goodwill	85,314,916
Professional Fees – M&A	6,803,300
Cash		8,864,348
Cash – M&A Costs		6,602,900
Investments		9,826,695
Common Stock		95,787,177
Common Stock – M&A Fees		200,400

To record purchase of Artilium plc

At December 31, 2017 we calculated cash consideration for the purchase of Artilium to be $8,864,348; stock consideration of $95,987,177; and acquisition related Professional Fees expense of $6,803,300.

On October 1, 2018 the Company completed its acquisition of all of the outstanding shares of Artilium plc. The Acquisition was effected by means of a court-sanctioned scheme of arrangement between Artilium and shareholders of Artilium under Part 26 of the UK Companies Act 2006, as amended, as further described below. In connection with the Acquisition, the Company issued an aggregate of 37,511,447 shares of the Company’s common stock. Artilium held 3,200,332 shares of the Company’s common stock, which were cancelled as of the time of completion of the Acquisition.

iPass

Common stock	71,000
Additional paid-in capital	226,490,000
Accumulated deficit		225,770,000
Goodwill		791,000
Professional Fees – M&A	3,000,000
Goodwill	17,919,677
Common Stock		17,919,677
Cash – M&A Costs		3,000,000

To record purchase of iPass Inc.

At December 31, 2017 we calculated stock consideration for the purchase of iPass Inc. of $17,919,677. This calculation is based on common stock of iPass shareholders of 6,925,028 and common stock equivalents of 473,988 for a total of 7,399,016 shares, the closing stock price of Pareteum Common Stock at December 29, 2017 of $2.07, and the Exchange Ratio of 1.17. The total purchase price of $17,919,677 will be allocated to Goodwill and Common Stock. Estimated closing costs of $3,000,000 will be paid in cash.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2018

	Historical Pareteum	Artilium	iPass	Pro Forma Adjustments [Note 2]	Pro Forma Condensed Combined

ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$18,864,352	$825,425	$4,912,000	$(18,467,248)	$6,134,529
Accounts receivable, net	7,200,014	3,407,809	7,944,000	(2,000,000)	16,551,823
Prepaid expenses and other current assets	943,224	78,966	1,449,000	—	2,471,190
Total current assets	27,007,590	4,312,200	14,305,000	(20,467,248)	25,157,542
Investments	3,230,208	9,613,182	—	(12,843,390)	—
Property and equipment, net	3,944,659	418,275	1,009,000	(962,708)	4,409,226
Note receivable	587,695	—	—	—	587,695
Intangible assets	—	5,498,615	—	—	5,498,615
Other assets	39,067	—	859,000	—	898,067
Goodwill	—	21,498,589	—	127,073,093	146,908,084
TOTAL ASSETS	$34,809,219	$41,340,861	$16,173,000	$92,799,747	$183,459,229
LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accounts payable and customer deposits	$2,795,981	$3,695,118	$8,145,000	$—	$14,636,099
Other current liabilities	3,891,454	3,402,152	3,708,000	—	11,001,606
Deferred revenue – current	122,906	2,153,926	3,541,000	(1,222,000)	4,595,832
Convertible notes	90,308	—	—	—	90,308
Loans payable	—	154,275	—	—	154,275
Total current liabilities	6,900,649	9,405,471	15,394,000	(1,222,000)	30,478,120
Long-term liabilities
Deferred tax liabilities	—	886,903	—	—	886,903
Deferred revenue – long-term	—	3,086,054	25,000	—	3,111,054
Other long term liabilities	94,999	406,375	8,292,000	—	8,793,374
Total current and long-term liabilities	6,995,648	13,784,803	23,711,000	(1,222,000)	43,269,451
Stockholder’s equity:
Preferred shares	—	—	—	—	—
Common stock	341,157,837	24,494,655	82,000	101,007,158	465,077,952
Additional paid in capital	—	63,915,591	232,144,000	(296,059,591)	—
Treasury stock	—	(2,458,068)	—	2,458,068	—
Accumulated other comprehensive loss	(6,303,005)	(138,637)	—	138,637	(6,303,005)
Accumulated deficit	(307,041,261)	(58,257,483)	(239,764,000)	286,477,575	(318,585,169)
Total stockholder’s equity	27,813,571	27,556,058	(7,538,000)	94,021,747	140,189,778
TOTAL LIABILITIES AND EQUITY	$34,809,219	$41,340,861	$16,173,000	$92,799,747	$183,459,229

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Pro Forma Adjustments

Note 2 Artilium

Common stock	24,494,655
Additional paid-in capital	63,915,591
Treasury stock		2,458,068
Accumulated other comprehensive gain (loss)		138,637
Accumulated deficit		58,257,483
Goodwill	89,938,957
Professional Fees – M&A	6,803,200
Cash		8,864,348
Cash – M&A Costs		6,602,900
Investments		12,843,390
Common Stock		95,787,177
Common Stock – M&A Fees		200,400

To record purchase of Artilium plc

At September 30, 2018 we calculated cash consideration for the purchase of Artilium to be $8,864,348; stock consideration of $95,987,577; and acquisition related Professional Fees expense of $6,803,300.

On October 1, 2018 the Company completed its acquisition of all of the outstanding shares of Artilium plc. The Acquisition was effected by means of a court-sanctioned scheme of arrangement between Artilium and shareholders of Artilium under Part 26 of the UK Companies Act 2006, as amended, as further described below. In connection with the Acquisition, the Company issued an aggregate of 37,511,447 shares of the Company’s common stock. Artilium held 3,200,332 shares of the Company’s common stock, which were cancelled as of the time of completion of the Acquisition.

iPass

Common stock	82,000
Additional paid-in capital	232,144,000
Accumulated deficit		239,764,000
Goodwill	7,538,000
Professional Fees – M&A	3,000,000
Goodwill	29,596,236
Common Stock		29,596,236
Cash – M&A Costs		3,000,000

To record purchase of iPass Inc.

On November 12, 2018, Pareteum Corporation entered into an Agreement and Plan of Merger with iPass Inc., a Delaware corporation (“iPass”) and TBR, Inc., a Delaware corporation and a wholly owned subsidiary of the Company. Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will commence a tender offer for any and all outstanding shares of common stock of iPass, for 1.17 shares of common stock of the Company per share of iPass Common Stock (the “Exchange Ratio”) for an aggregate of approximately 9.86 million shares of the Company’s common stock, without interest and subject to any required withholding for taxes, and Merger Sub will subsequently merge with and into iPass. The Merger Agreement contemplates that, subject to iPass’ stockholders tendering and not withdrawing a majority of the outstanding shares of iPass stock in the exchange offer, the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law, and iPass, as the surviving corporation, will become a wholly-owned subsidiary of the Company without any additional stockholder approval, and each issued and outstanding share of iPass Common Stock will be converted into the right to receive the Offer Price. No fractional shares of the Company will be issued to iPass stockholders; any fractional shares will be cancelled and the balance paid to such stockholders in cash. The Company intends to fund the balance required for any fractional shares with cash on hand.

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At September 30, 2018 we calculated stock consideration for the purchase of iPass Inc. of $29,596,236. This calculation is based on common stock of iPass shareholders of 7,957,988 and common stock equivalents of 473,988 for a total of 8,431,976 shares, the closing stock price of Pareteum Common Stock at September 30, 2018 of $3.00, and the Exchange Ratio of 1.17. The total purchase price of $29,596,236 will be allocated to Goodwill and Common Stock. Estimated closing costs of $3,000,000 will be paid in cash.

Revenue	1,778,000
Deferred revenue	1,222,000
Accumulated depreciation and amortization expense	37,292
Accounts receivable		2,000,000
Capitalized software		1,000,000
Amortization expense		37,292

To eliminate intercompany accounts between iPass and Pareteum

Pareteum and iPass entered into a software licensing agreement on May 8, 2018 which resulted in intercompany transactions for pro-forma purposes that need to be eliminated. As a result, we eliminated Revenue of $1,778,000; Deferred revenue of $1,222,000; Accumulated depreciation and amortization expense of $37,292; Accounts receivable of $2,000,000; Capitalized software of $1,000,000; and Amortization expense of $37,292.

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UNAUDITED PRO FORMA COMBINED STATEMENT OF COMPREHENSIVE INCOME/LOSS
FOR THE YEAR ENDED DECEMBER 31, 2017

	Historical Pareteum	Artilium	iPass	Pro Forma Adjustments [Note1]	Pro Forma Condensed Combined
Revenue	$13,547,507	$12,246,485	$54,401,000	$—	$80,194,992
Cost of revenue	3,683,609	2,943,919	44,783,000	—	51,410,528
Gross profit	9,863,898	9,302,566	9,618,000	—	28,784,464
Operating expenses	18,651,084	10,729,398	29,680,000	9,803,200	68,863,682
Loss before other income/(expenses)	(8,787,186)	(1,426,832)	(20,062,000)	(9,803,200)	(40,079,218)
Interest income/(expense)	(4,890,900)	(243,605)	67,000	—	(5,067,505)
Changes in derivative liabilities	794,691	—	—	—	794,691
Other income/(expense)	705,140	—	(366,000)	—	339,140
Amortization of debt discount and deferred financing costs	(177,519)	—	—	—	(177,519)
Net loss before income tax	(12,355,774)	(1,670,437)	(20,361,000)	(9,803,200)	(44,190,411)
Provision/(benefit) for income taxes	107,205	(301,008)	194,000	—	197
Net Loss	(12,462,979)	(1,369,429)	(20,555,000)	(9,803,200)	(44,190,608)
Foreign currency translation gain/(loss)	(1,219,782)	810,157	—	—	(409,625)
Change in fair value of available for sale securities	—	2,331,124	—	—	2,331,124
Comprehensive Income/(Loss)	$(13,682,761)	$1,771,852	$(20,555,000)	$(9,803,200)	$(42,269,109)

Net (loss) per common share from continuing operations:
Basic and diluted	$(0.76)	$(0.00)	$(0.31)	$(0.26)	$(0.10)

Weight average common share outstanding:
Basic and diluted	16,338,156	316,418,000	66,060,470	37,852,076	436,668,702

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF
COMPREHENSIVE LOSS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

	Historical Pareteum	Artilium	iPass	Pro Forma Adjustments [Note 2,3]	Pro Forma Condensed Combined
Revenue	$18,123,484	$18,028,012	$31,237,000	(1,778,000)	$65,610,496
Cost of revenue	5,103,088	9,779,848	22,960,000	—	37,842,936
Gross profit	13,020,396	8,248,164	8,277,000	(1,778,000)	27,767,560
Operating expenses	22,101,756	15,199,587	21,408,000	9,765,908	68,475,251
Loss before other income/(expenses)	(9,081,360)	(6,951,423)	(13,131,000)	(11,544,008)	(40,707,791)
Interest expense	(314,193)	(139,795)	(608,000)	—	(1,061,988)
Changes in derivative liabilities	1,283,914	—	(179,000)	—	1,104,914
Other income (expense)	672,706	3,341,931	(80,000)	(3,341,931)	592,706
Amortization of deferred financing costs	(21,108)	—	—	—	(21,108)
Net loss before income tax	(7,460,041)	(3,749,287)	(13,998,000)	(14,885,939)	(40,093,267)
Provision (benefit) for income taxes	38,007	(321,285)	170,000	—	(113,278)
Net Loss	(7,498,048)	(3,428,002)	(14,168,000)	(14,885,939)	(39,979,989)
Foreign currency translation gain (loss)	3,686	—	—	—	3,686
Change in fair value of available for sale securities	—	—	—	—	—
Comprehensive Loss	$(7,494,362)	$(3,428,002)	$(14,168,000)	$(14,885,939)	$(39,976,303)

Net (loss) per common share from continuing operations:
Basic and diluted	$(0.14)	$(0.01)	$(1.90)	$(0.43)	$(0.09)

Weight average common share outstanding:
Basic and diluted	54,275,784	354,179,091	7,458,098	34,311,115	450,224,088

Pro Forma Adjustments

Note 3 Artilium

Available for sale reserve	3,341,931
Other income		3,341,931

To record change in FV of available for sale securities to the P&L as a result of the adoption of ASU 2016-01

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Certain Projections of Pareteum’s Management

The following unaudited projections are based upon Pareteum’s management’s estimates of certain benefits of the proposed acquisition of iPass, after giving effect to the proposed acquisition of iPass, and the acquisition of Artilium which closed on October 1, 2018. The information presented is for illustrative purposes only and is not necessarily indicative of the combined company’s performance if the acquisitions had been completed, nor is it indicative of future performance. The projections represent Pareteum’s management’s best estimate and are based upon currently available information and certain assumptions that Pareteum believes are reasonable under the circumstances. The projections are based on Pareteum’s management’s analysis of iPass’s year-to-date performance through mid- December 2018 and may differ materially from the projections of iPass’s management set forth on page 77 of this prospectus, which were based on year-to-date performance through September 30, 2018. In particular, Pareteum’s management has discounted iPass’s projected revenue based on its internal review.

The projections are subject to factors and uncertainties that could cause actual results to differ materially from those described herein. Potential risks and uncertainties include, but are not limited to, the ultimate outcome and results of integrating the operations of Pareteum and iPass, the ultimate outcome of Pareteum’s operating strategy applied to iPass and the ultimate ability to realize synergies, the effects of the business combination of Pareteum and iPass, including the combined company’s future financial condition, operating results, strategy and plans, and negative or worsening worldwide economic conditions or market instability. Please also see the risk factors discussed under “Risk Factors” in this prospectus. Moreover, Pareteum operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Pareteum’s management to predict all risks, nor can Pareteum assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Pareteum may make. In light of these risks, uncertainties and assumptions, actual results could differ materially and adversely from those anticipated or implied in these projections

2018E Pro Forma Combination

	Pareteum	iPass	synergies(1)	Pro Forma Combined
Revenue	$52.0	$42.0		$94.0
COGS	(19.0)	(30.0)	5.5	(43.5)
Gross Profit	33.0	12.0	5.5	50.5
Operating Exp.	(33.9)	(29.0)	13.5	(49.4)
Non-Operating Exp.	(0.1)	(1.5)	0.0	(1.5)
Net Income	$(1.0)	$(18.5)	$19.0	$(0.5)
Adjusted EBITDA	$13.2	$(14.0)	$19.0	$18.2

(1) Excludes estimated $3.3m of costs to achieve synergies.

2018E Pro Forma Synergy Analysis

	2018	Timing
Network Access Costs	$5.5	Achieved by end of Q2 2019 ($4.0 million prior to close)
Payroll and Benefits	8.0	Achieved by end of Q3 2019 ($7.5 million prior to close)
Office Lease	1.1	Fully achieved by end of 2019.
Insurance	0.7	Fully achieved at close
Legal Costs	2.0	Fully achieved at close
Public Company Expenses	0.9	Fully achieved at close
Consulting Fees	0.8	Fully achieved at close
Total	$19.0

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2019E-2022E Pro Forma Financial Summary

	2018	Timing
Network Access Costs	$5.5	Achieved by end of Q2 2019 ($4.0 million prior to close)
Payroll and Benefits	8.0	Achieved by end of Q3 2019 ($7.5 million prior to close)
Office Lease	1.1	Fully achieved by end of 2019.
Insurance	0.7	Fully achieved at close
Legal Costs	2.0	Fully achieved at close
Public Company Expenses	0.9	Fully achieved at close
Consulting Fees	0.8	Fully achieved at close
Total	$19.0

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